                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): March 7, 2001




                           SUN HYDRAULICS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Florida                        0-21835                 59-2754337
----------------------------         ----------------        ------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)





      1500 West University Parkway
            Sarasota, Florida                                        34243
----------------------------------------                         --------------
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code: 941-362-1200

ITEM 5. OTHER EVENTS.

PRESS RELEASE

         On March 7, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its fiscal year 2000 results and the declaration of a $0.04 per share dividend on its common stock payable on April 15, 2001, to shareholders of record on March 31, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

        None.

    (b) Pro Forma Financial Information.

        None.

    (c) Exhibits.

      Exhibit
      Number                        Exhibit Description
      ------                        -------------------

       99.1          Press Release of the Registrant dated March 7, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SUN HYDRAULICS CORPORATION



                                    By: /s/ Richard J. Dobbyn
                                        ----------------------------------------
                                        Richard J. Dobbyn
                                        Chief Financial Officer (Principal
                                        Financial and Accounting Officer)

Dated:  March 7, 2001

                                  EXHIBIT INDEX

      Exhibit
      Number                         Exhibit Description
      ------                         -------------------

       99.1          Press Release of the Registrant dated March 7, 2001.